SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. _ )

Filed by the Registrant    x
Filed by a Party other than the Registrant

Check the appropriate box:
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by
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      Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12



                (Name of Registrant as Specified In Its Charter)
                                        TREMONT CORPORATION


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                                 TREMONT CORPORATION
                                 1999 Broadway, Suite 4300Denver,
Colorado 80202
April 16, 1997

Dear Stockholder:
You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Tremont Corporation ( Tremont ), which will be held on Tuesday, May 6, 1997, at 1:00 p.m., Central Daylight Time, at the offices of Contran
Corporation, Three Lincoln Center, 5430 LBJ Freeway, Suite 1700,
Dallas, Texas.
Whether or not you plan to attend the meeting, please complete, date, sign and return the enclosed proxy card or voting instruction form in the accompanying envelope so that your shares are represented and voted in accordance with your wishes. Your vote, whether given by proxy or in person at the meeting, will be held in confidence by the Inspector of Election for the meeting in accordance with Tremont s Bylaws.

Sincerely,

           J. Landis Martin
Chairman of the Board,President and
                      Chief Executive Officer

     TREMONT CORPORATION
            1999 Broadway, Suite 4300Denver, Colorado 80202
    Notice of Annual Meeting of StockholdersTo Be Held May 6,1997

To the Stockholders of Tremont Corporation:
NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the Meeting ) of Tremont Corporation, a
Delaware corporation ( Tremont or the Company ), will be held on Tuesday, May 6, 1997, at 1:00 p.m., Central
Daylight Time, at the offices of Contran Corporation, Three Lincoln Centre, 5430 LBJ Freeway, Suite 1700, Dallas,
Texas, for the following purposes:
         (1) To elect seven directors to serve until the 1998 Annual Meeting of Stockholders and until their successors are duly elected and qualified; and
         (2) To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.
The Board of Directors of the Company set the close of business on March 19, 1997, as the record date (the
  Record Date ) for the Meeting. Only holders of Tremont s common stock, $1.00 par value per share, at the close of business on the Record Date, are entitled to notice of, and to vote at, the Meeting. The stock transfer books of the Company will not be closed following the Record Date. A complete list of stockholders entitled to vote at the Meeting will be available for examination during normal business hours by any Tremont stockholder, for purposes related to the Meeting, for a period of ten days prior to the Meeting, at Tremont s corporate offices located at 1999 Broadway, Suite 4300, Denver, Colorado.
You are cordially invited to attend the Meeting. Whether or not you plan to attend the Meeting in person, please complete, date and sign the accompanying proxy card or voting instruction form and return it promptly in the enclosed envelope to ensure that your shares are represented and voted in accordance with your wishes. You may revoke your proxy by following the procedures set forth in the accompanying Proxy Statement. If you choose, you may still vote in person at the Meeting even though you previously submitted your proxy.
In accordance with the Company s Bylaws, your vote, whether given by proxy or in person at the Meeting, will be held in confidence by the Inspector of Election for the Meeting.
                                                            By
order of the Board of Directors,



Robert E. MusgravesVice President, General Counsel and

Secretary

Denver, ColoradoApril 16,
1997

                                               TREMONT
CORPORATION
                                 1999 Broadway, Suite 4300Denver,
Colorado 80202
                                          P r o x y  S t a t e m
e n t

                                               General
Information
This Proxy Statement and the accompanying proxy card or voting instruction form are being furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the Board of Directors ) of Tremont
Corporation,  a  Delaware  corporation  (  Tremont    or  the
Company ), for use at the 1997 Annual Meeting of
Stockholders of the Company to be held on Tuesday, May 6, 1997, at 1:00 p.m., Central Daylight Time, at the
offices of Contran Corporation, Three Lincoln Centre, 5430 LBJ Freeway, Suite 1700, Dallas Texas, and at any
adjournment  or  postponement  thereof  (the   Meeting ). This
Proxy Statement and the accompanying proxy card or voting instruction form will be mailed to the holders of Tremont s common stock, $1.00 par value per share
( Tremont Common Stock ),
on or about April 16, 1997.
                                              Purpose of the
Meeting
Stockholders of the Company represented at the Meeting will consider and vote upon (i) the election of seven directors to serve until the 1998 Annual Meeting of Stockholders of the Company and until their successors are duly elected and qualified, and (ii) such other business as may properly come before the Meeting. The Company is not aware of any business to be presented for consideration at the Meeting other than the election of directors.
                                             Voting Rights and
Quorum
The presence, in person or by proxy, of the holders of a majority of the shares of Tremont Common Stock entitled to vote at the Meeting is necessary to constitute a quorum for the conduct of business at the Meeting. Shares of Tremont Common Stock that are voted to abstain from any business coming before the Meeting and broker/nominee non-votes will be counted as being in attendance at the Meeting for purposes of determining whether a quorum is present.
At the Meeting, directors of the Company will be elected by a plurality of the affirmative vote of the outstanding shares of Tremont Common Stock present (in person or by proxy) and entitled to vote. The accompanying proxy card or voting instruction form provides space for a stockholder to withhold authority to vote for any or all nominees for the Board of Directors. Neither shares as to which authority to vote on the election of directors has been withheld nor broker/nominee non-votes will be counted as affirmative votes to elect nominees for the Board of Directors. However, since director nominees need only receive the vote of a plurality of the shares represented (in person or by proxy) at the Meeting and entitled to vote, a vote withheld from a particular nominee will not affect the election of such nominee.
Except as otherwise required by the Company s Amended and Restated Certificate of Incorporation, any other matter that may be submitted to a stockholder vote will require the affirmative vote of a majority of the shares represented at the Meeting (in person or by proxy) and entitled to vote. Shares of Tremont Common Stock that are voted to abstain from any business coming before the Meeting and broker/nominee non-votes will not be counted as votes for or against the approval of any other matter coming before the Meeting.
First Chicago Trust Company of New York ( First Chicago ), the transfer agent and registrar for Tremont Common
Stock, has been appointed by the Board of Directors to ascertain the number of shares represented, receive proxies and ballots, tabulate the vote and serve as Inspector of Election at the Meeting. All proxies and ballots delivered to First Chicago shall be kept confidential by First Chicago in accordance with the Company s Bylaws.

The record date set by the Board of Directors for the determination of stockholders entitled to notice of, and to vote at, the Meeting is the close of business on March 19, 1997 (the Record Date ). Only holders of shares of
Tremont Common Stock at the close of business on the Record Date are entitled to vote at the Meeting. As of the Record Date, there were 7,491,572 shares of Tremont Common Stock issued and outstanding, each of which will be entitled to one vote on each matter that comes before the Meeting.
As of the Record Date, Contran Corporation, directly and through certain of its subsidiaries ( Contran ) held approximately 40% of the outstanding shares of Tremont Common Stock. Contran has indicated its intention to have such shares represented at the Meeting and to vote such shares FOR the election of all of the nominees for director set forth in this Proxy Statement. If such shares are voted as indicated and all other outstanding shares of Tremont Common Stock are represented and voted at the Meeting, the additional affirmative vote of 10% or more of the Tremont Common Stock entitled to vote will assure the election of the director nominees. In addition, all of such nominees for director will be elected if no other person receives the vote of more shares than the number of shares voted by Contran.
                                                Proxy
Solicitation
This proxy solicitation is being made by and on behalf of the Board of Directors of the Company. The Company will pay all expenses of this proxy solicitation, including charges for preparing, printing, assembling and distributing all materials delivered to stockholders. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies by telephone or personal contact for which such persons will receive no additional compensation. The Company has retained D.F. King & Co., Inc. to aid in the solicitation of proxies, at a cost that the Company estimates will not exceed
$2,000. Upon request, the Company will reimburse banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in distributing proxy materials and voting instructions to the beneficial owners of Tremont Common Stock held of record by such entities.
All shares of Tremont Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instruction indicated in such proxies. If no instructions are indicated, such shares will be voted (i) FOR the election of the of the seven nominees set forth below as directors, and (ii) in the discretion of the proxy holders on any other matter that may properly come before the Meeting. Each holder of record of Tremont Common Stock giving the proxy enclosed with this Proxy Statement may revoke it at any time, prior to the voting thereof at the Meeting, by (i) delivering to First Chicago a written revocation of the proxy, (ii) delivering to First Chicago a duly executed proxy bearing a later date, or (iii) by voting in person at the Meeting. Attendance by a stockholder at the Meeting will not in itself constitute the revocation of a proxy previously given.
                                              Election of
Directors
The Bylaws of the Company currently provide that the Board of Directors shall consist of not less than three and not more than seventeen persons, as determined from time to time by the Board of Directors in its discretion. The
Bylaws may be amended by the Board of Directors or by a resolution adopted by the holders of a majority of the shares of Tremont Common Stock entitled to vote for the election of directors. The number of directors is currently set at seven. The seven directors elected at the Meeting will hold office until the 1998 Annual Meeting of Stockholders of the Company and until their successors are duly elected and qualified.
All of the nominees are currently directors of the Company whose term will expire at the Meeting. All nominees have agreed to serve if elected. If any nominee is not available for election at the Meeting, the proxy will be voted for an alternate nominee to be selected by the Board of Directors, unless the stockholder executing such proxy withholds authority to vote for the election of directors. The Board of Directors believes that all of its present nominees will be available for election at the Meeting and will serve if elected.

Directors of the Company will be elected at the Meeting by a plurality of the affirmative vote of the outstanding shares of Tremont Common Stock represented and voting. Unless otherwise specified, the agents designated in the proxy will vote the shares covered thereby at the Meeting FOR the election of the nominees named below. Contran held approximately 40% of the outstanding shares of Tremont Common Stock as of the Record Date and has indicated
its intention to vote such shares FOR the election of each of the nominees named below.
Nominees for Director
The following information has been provided by the respective nominees for election to the Board of Directors.
Susan E. Alderton, 45, has been a director of the Company since 1990. Ms. Alderton was Vice President-Finance of the Company from
1990 until 1992, Treasurer of the Company from 1988 to 1992 and Vice President of the Company from 1988 to 1990.
Since 1988, Ms. Alderton has been Vice President and Treasurer of NL Industries, Inc. ( NL ), which is engaged in the manufacture of titanium dioxide pigment and specialty chemicals. The Company holds approximately 18% of the outstanding common stock of NL ( NL Common Stock ). NL may be deemed to be an affiliate of the Company.
Richard J. Boushka, 62, has been a director of the Company since 1990. Since prior to 1986, Mr. Boushka has served as the principal of Boushka Properties, a private investment firm. Since 1986, Mr. Boushka has also served as Chairman of the Board of Citation Oil and Gas Corporation, an oil and gas production company, and has been
President of Sunflower Racing, Inc., an operator of racetrack facilities. Mr. Boushka is also a director of
Perini Corporation and Perini Investment Properties, Inc. From 1955 to 1980, Mr. Boushka was employed by Vickers
Energy Company, where his last position was President. Mr. Boushka serves as a member of the Company s Audit
Committee and Management Development and Compensation Committee (the Compensation Committee ).
J. Landis Martin, 51, has been a director of the Company since 1988. Mr. Martin has been the Chief Executive
Officer of the Company since 1988 and Chairman of the Board since 1990. Except for a period in 1990, Mr. Martin has served as President of the Company since 1987. Mr. Martin has also served as Chairman of Titanium Metals
Corporation ( TIMET ), the Company s 30%-owned titanium metals subsidiary, since 1987, as Chief Executive Officer of TIMET since 1995 and President of TIMET from January 1995 to February 1996. Since 1987, Mr. Martin has served as President and Chief Executive Officer and, since 1986, as a director of NL. From 1990 until 1994, Mr. Martin served as Chairman of the Board, Chief Executive Officer and a director of Baroid Corporation ( Baroid ), an oilfield services company. Baroid may be deemed to have been an affiliate for a potion of such period. In 1994,
Baroid became a wholly owned subsidiary of Dresser Industries, Inc. ( Dresser ), a publicly held company engaged in the petroleum drilling services, hydrocarbon processing and engineering industries, and Mr. Martin became a director of Dresser. Additionally, Mr. Martin is a director of Apartment Investment and Management Corporation, a
real estate investment trust.
Glenn R. Simmons, 69, has been a director of the Company since 1988. Since 1969, Mr. Simmons has been Vice
Chairman of the Board and a director of Contran. Mr. Simmons is also a director of NL , Chairman of the Board,
Chief Executive Officer and a director of Keystone Consolidated Industries, Inc. ( Keystone ), a manufacturer of steel rod, wire and wire products and a majority-owned subsidiary of Contran. Mr. Simmons is also Vice Chairman of the Board and a director of Valhi, Inc. ( Valhi ), a company engaged in component products and waste control and, through NL, in the titanium dioxide and specialty chemicals industries, and a majority-owned subsidiary of
Contran. Mr. Simmons is also Vice Chairman of Valcor, Inc. ( Valcor ), a wholly owned subsidiary of Valhi engaged in the component products industries. Mr. Simmons has been an executive officer and/or director of various other companies related to Contran since 1969. Each of Contran, Valhi, and Valcor may be deemed to be affiliates of the
Company. Mr. Simmons is a brother of Harold C. Simmons.
Harold C. Simmons, 65, has been a director of the Company since 1988 and served as Chairman of the Board of the
Company from 1988 to 1990. Since 1968, Mr. Simmons has been Chairman of the Board, Chief Executive Officer and a director of Contran and Valhi and has been President of Contran and Valhi since 1994. Mr. Simmons is also
Chairman of the Board and a director of NL and a director of Valcor. Mr. Simmons has been an executive officer and/or director of various other companies related to Contran since
1968. Mr. Simmons is a brother of Glenn R. Simmons.
Gen. Thomas P. Stafford (retired), 66, has been a director of the Company since 1989. Gen. Stafford has served as co-founder of Stafford, Burke and Hecker, Inc., a Washington-based consulting firm, since
1982. Gen. Stafford graduated from the United States Naval Academy in 1952. He was commissioned as an officer in the United States Air Force ( USAF ) and attended the USAF Experimental Flight Test School in 1958. He was
selected as an astronaut in 1962, piloted Gemini VI in 1965 and commanded Gemini IX in 1966. In 1969, Gen.
Stafford was named Chief of the Astronaut Office and was the Apollo X commander for the first lunar module flight to the moon. He commanded the Apollo-Soyuz joint mission with the Soviet cosmonauts in 1975. After his retirement from the USAF in 1979 as Lieutenant General, in which his last assignment was Deputy Chief of Staff for research, development and acquisitions, he became Chairman of Gibraltar Exploration Limited, an oil and gas exploration and production company, and served in that position until 1984, when he joined General Technical Services, Inc., a consulting firm. In addition to serving as a director of TIMET since 1996, Gen. Stafford also serves as a director of Allied-Signal Inc., CMI Corporation, Fischer Scientific, Inc., Pacific Scientific Corporation,
Seagate Technologies, Inc., The Wackenhut Corporation and Wheelabrator Technologies, Inc., and is Chairman of the
Board of the Omega Watch Corporation of America, the United States affiliate of the Omega Watch Company. Gen.
Stafford serves as Chairman of the Company s Audit Committee and Compensation Committee and serves as a member of the Company s Nominations Committee.
Avy H. Stein, 42, has been a director of the Company since 1991. Mr. Stein has been a managing partner in the private equity investment firm of Willis Stein & Partners since 1995. Mr. Stein was a Managing Director of
Continental Equity Capital Corporation and Continental Illinois Venture Corporation, investment funds affiliated with Continental Bank of Illinois, from 1989 to 1995. Mr. Stein serves as Chairman of the Company s Nominations
Committee and a member of the Compensation Committee.
For information concerning litigation and certain transactions to which certain director nominees are parties, see  Certain Litigation  and  Certain Relationships and
Transactions  below.
Board Meetings
The Board of Directors held five meetings in 1996 and took action by written consent in lieu of a meeting three times in 1996. Each of the directors participated in at least 75% of the total number of such meetings and of the committee meetings held dur
ing the period for committees on which they served.
Board Committees
The Board of Directors has established the following standing committees:
Audit Committee. The principal responsibilities and authority of the Audit Committee are to review and recommend to the Board of Directors the selection of the Company s independent auditors; to review with the independent auditors the scope and results of the annual auditing engagement and the system of internal accounting controls;
and, to direct and supervise special audit inquiries. The current members of the Audit Committee are Gen. Thomas
P. Stafford (Chairman) and Richard J. Boushka. The Audit Committee held two meetings in 1996.
Management Development and Compensation Committee. The principal responsibilities and authority of the
Compensation Committee are to review and approve certain matters involving executive compensation, including making recommendations to the Board of Directors regarding compensation matters involving the Chief Executive
Officer; to review and approve grants of stock options, stock appreciation rights and awards of restricted stock under the Company s incentive plans; except as otherwise delegated by the Board of Directors, to review and recommend adoption of or revisions to compensation plans and employee benefit programs; to review and recommend compensation policies and practices and to prepare such compensation committee disclosures as may be required; to review and recommend any executive employment contract; and, to provide counsel on key personnel selection, organization strategies and such other matters as the Board of Directors may from time to time direct. The current members of the Compensation Committee are Gen. Thomas P. Stafford (Chairman), Richard J. Boushka and Avy
H. Stein. The Compensation Committee held one meeting in 1996 and took action by written consent in lieu of a meeting once in 1996.
Nominations Committee. The principal responsibilities and authority of the Nominations Committee are to review and make recommendations to the Board of Directors regarding such matters as the size and composition of the
Board of Directors, criteria for director nominations, director candidates, the term of office for directors and such other related matters as the Board of Directors may request from time to time. The current members of the
Nominations Committee are Avy H. Stein (Chairman) and Gen. Thomas
P. Stafford. The Nominations Committee held one
meeting in 1996. The Nominations Committee reviewed and made its recommendations to the Board of Directors with respect to the election of directors at the Meeting. The Nominations Committee will consider recommendations by stockholders of the Company with respect to the election of directors if such recommendations are submitted in writing to the Secretary of the Company and received not later than December 31 of the year prior to the next annual meeting of stockholders.
Members of the standing committees will be appointed at the meeting of the Board of Directors immediately following the Meeting. The Board of Directors has previously established, and from time to time may establish, other committees to assist it in the discharge of its
responsibilities.
Compensation of Directors
During 1996, directors of the Company who were not also employees of the Company or NL received an annual retainer of $15,000, payable in quarterly installments, plus a fee of $750 per day for attendance at meetings and as a daily rate for other services rendered on behalf of the Board of Directors and/or a committee of the Board of Directors. In the event of the death while in active service of any director who is eligible to receive fees, such director s designated beneficiary or estate will be entitled to receive a one-time life insurance benefit equal to one year s annual retainer. Directors are also reimbursed for reasonable expenses incurred in attending
Board of Directors and committee meetings. Directors receiving fees for serving on the Board of Directors in 1996 were Richard J. Boushka, Glenn R. Simmons, Harold C. Simmons, General Thomas P. Stafford and Avy H. Stein
(together, the  Non-Employee Directors ).
During 1996, each of the Non-Employee Directors other than Glenn
R. Simmons and Harold C. Simmons were granted an
option, pursuant to the Tremont Corporation 1992 Non-Employee Director Stock Option Plan (the Director Plan ),
to purchase 1,000 shares of Tremont Common Stock at an exercise price of $22.75 per share, representing the market value of Tremont Common Stock on the date of grant, calculated as the last reported sales price of Tremont
Common Stock on the New York Stock Exchange Composite Tape on such date. Options granted pursuant to the Director
Plan become exercisable one year after the date of grant and expire on the fifth anniversary following the date of grant.
Pursuant to an intercorporate services agreement between Contran and the Company (see Certain Relationships and
Transactions    below),  certain  services  were  provided  by
Contran to Tremont during 1996, including services rendered by Glenn R. Simmons and Harold C. Simmons, each of whom is a director of the Company. Commencing in 1994, each of Messrs. G. Simmons and H. Simmons were paid the directors fees described above, but were not eligible to participate in the Director Plan. Commencing in 1994, the portion of the fees to be paid by Tremont to Contran pursuant to the intercorporate services agreement with Contran for the services of such individuals has been reduced by the amount of directors fees paid directly to such individuals. See also Certain
Relationships and Transactions  below.

                                                Executive
Officers
Set forth below is certain information relating to the current executive officers of the Company. Biographical information with respect to J. Landis Martin is set forth under Election of Directors above. See also Certain
Relationships and Transactions  below.
Name                              Age             Position(s)
J. Landis Martin                  51              Chairman of the
Board, President and Chief Executive Officer;

                 Chairman of the Board and Chief Executive
Officer of TIMET;

                 President and Chief Executive Officer of NL
Joseph S. Compofelice             47              Vice President
and Chief Financial Officer;

                 Vice President and Chief Financial Officer of
TIMET;

                 Vice President and Chief Financial Officer of
NL;

                 Executive Vice President of Valhi
Robert E. Musgraves               42              Vice President,
General Counsel and Secretary;

                 Vice President, General Counsel and Secretary of
TIMET
Mark A. Wallace                   39              Vice President
and Controller;

                 Vice President Strategic Change of TIMET
Joseph S. Compofelice has been Vice President and Chief Financial Officer of the Company since 1994. Mr.
Compofelice has been Vice President and Chief Financial Officer of TIMET since 1996 and a director of TIMET since
1994 (except for the period from March 1996 to July 1996). Mr. Compofelice has been Vice President and Chief
Financial Officer of NL and Executive Vice President of Valhi since 1994 and a director of NL since 1995. Mr.
Compofelice was Vice President and Chief Financial Officer of Baroid from 1990 to 1993.
Robert E. Musgraves has served as General Counsel and Secretary of the Company since 1993 and has been a Vice
President of the Company since 1994. Mr. Musgraves has been Vice President and General Counsel of TIMET since
1990 and Secretary since 1991. He also served as Vice President-Administration of TIMET from 1993 to 1996. Prior to joining TIMET in 1990, Mr. Musgraves was a partner in the law firm of Kirkland & Ellis.
Mark A. Wallace has been Vice President and Controller of the Company since 1992. Mr. Wallace has also been Vice
President Strategic Change of TIMET since December
1996. Prior to that he was Vice President-Finance and Treasurer of TIMET since 1992. Mr. Wallace was an Assistant
Controller of Valhi from 1990 to 1992. Prior to joining Valhi in 1990, Mr. Wallace was a Senior Manager for the accounting firm of Arthur Andersen & Co.

                                                Security
Ownership
Ownership in Tremont and Its Parents
The following table and notes set forth, as of the Record Date, the beneficial ownership, as defined by the regulations of the Securities and Exchange Commission (the Commission ), of Tremont Common Stock held by (a) each person or group of persons known to Tremont to beneficially own more than 5% of the outstanding shares of Tremont Common Stock, (b) each director or nominee for director of Tremont, (c) each executive officer of Tremont listed in the Summary Compensation Table below who is not a director or nominee for director of Tremont, and (d) all executive officers and directors of Tremont as a group. Except as set forth in footnote (4) below, no securities of Tremont s parent companies are beneficially owned by any director, nominee for director or executive officer of Tremont. All information is taken from or based upon ownership filings made by such persons with the Commission or upon information provided by such persons to Tremont.


Tremont Common Stock
Name of
                                                           Amount
and Nature of
Beneficial Owner

Beneficial Ownership(1)

Percent of




Class(2)

Greater than 5% Stockholders
Contran Corporation and
subsidiaries(3)(4)

3,014,688(4)

40.2%
Tweedy, Browne Company L.P.
52 Vanderbilt Avenue
New York, New York 10017

960,474(5)

12.8%
Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

504,400(6)

6.7%
Directors
Susan E. Alderton

  12,189(7)


Richard J. Boushka

    4,100(8)


J. Landis Martin

190,918(9)

2.5%
Glenn R. Simmons

3,534(4)(10)


Harold C. Simmons

257,253(4)(11)

    3.4%
Thomas P. Stafford

    2,000(8)


Avy H. Stein

    4,000(8)


Other Executive Officers
Joseph S. Compofelice

25,000(12)


Robert E. Musgraves

18,010(12)


Mark A. Wallace

  3,325(12)


All current directors and executive
officers of the Company as a group
(10 persons)
                         520,329(4)(7)(8)(9)(10)(11)(12)

                                              6.9%
(1) All beneficial ownership is sole and direct unless otherwise noted.
(2) No percent of class is shown for holdings of less than 1%.
(3) The business address of each such holder is Three Lincoln Centre, 5430 LBJ Freeway, Suite 1700, Dallas, TX
75240-269
7.
(4) As of the Record Date, Contran was the holder of approximately 3.2% of the outstanding Tremont Common Stock.
As of the Record Date, Valhi Group Inc. (VGI ) and National City Lines, Inc. ( National ) were the holders of approximately 31.5% and 4.7%, respectively, of the outstanding Tremont Common Stock. In addition, NL and Valmont
Insurance Company ( Valmont ) were the holders of 36,167 and 30,490 shares, respectively, of Tremont Common
Stock, less than 1% of the outstanding Tremont common stock.
  Valhi is the holder of 100% of the outstanding common stock of Valmont. Valhi and Tremont are the holders of approximately 55.6% and 17.7%, respectively, of the outstanding common stock of NL and together may be deemed to control NL. VGI, National and Contran are the holders of approximately 74.9%, 10.0% and 6.8%, respectively, of the outstanding common stock of Valhi, and The Combined Master Retirement Trust (the Master Trust ) is the
  holder of approximately 0.1% of the outstanding common stock of Valhi. National, NOA, Inc. ( NOA ) and Dixie
  Holding Company ( Dixie Holding ) are the holders of approximately 73.3%, 11.4% and 15.3%, respectively, of the outstanding common stock of VGI. Contran and NOA are the holders of approximately 85.7% and 14.3%, respectively, of the outstanding common stock of National. Contran and Southwest Louisiana Land Company, Inc.
  ( Southwest ) are the holders of approximately 49.9% and 50.1%, respectively, of the outstanding common stock of NOA. Dixie Rice Agricultural Corporation, Inc. ( Dixie Rice ) is the holder of 100% of the outstanding common stock of Dixie Holding. Contran is the holder of approximately 88.7% and 54.3% of the outstanding common stock of Southwest and Dixie Rice, respectively. Substantially all of Contran s outstanding voting stock is held by trusts established for the benefit of Harold C. Simmons children and grandchildren (the Trusts ), of which Harold C. Simmons is the sole trustee. As sole trustee of the Trusts, Harold C. Simmons has the power to vote and direct the disposition of the shares of Contran common stock held by the Trusts. However, Mr. Simmons disclaims beneficial ownership thereof. The Master Trust is a trust formed by Valhi to permit the collective investment by trusts that maintain the assets of certain employee benefit plans adopted by Valhi and related companies. Harold C. Simmons is the sole trustee of the Master Trust and sole member of the trust investment committee for the Master Trust. The trustee and members of the trust investment committee for the Master Trust are selected by Valhi s Board of Directors. Harold C. Simmons and Glenn R. Simmons are each members of Valhi s
  Board of Directors and are participants in one or more of the employee benefit plans which invest through the
  Master Trust. However, each such person disclaims beneficial ownership of the Valhi common stock and Tremont
  Common Stock (see footnote (11) below) held by the Master Trust, except to the extent of his individual vested beneficial interest in the assets held by the Master Trust. Contran s ownership percentages of Valhi and Tremont reported above include 0.2% of the outstanding shares of
  Valhi common stock and 2.1% of the outstanding shares of Tremont Common Stock, respectively, which shares are directly held by the Contran Deferred Compensation Trust No. 2 (the CDCT No. 2 ). NationsBank of Texas, N.A.
  serves  as  trustee  (the    Trustee  ) of the CDCT No. 2.
Contran established the CDCT No. 2 as an irrevocable
    rabbi trust to assist Contran in meeting certain deferred compensation obligations that is owes to Harold C.
  Simmons. If the CDCT No. 2 assets are insufficient to satisfy such obligations, Contran must satisfy the balance of such obligations. Pursuant to the terms of the CDCT No. 2, Contran (i) retains the power to vote the shares held by the CDCT No. 2, (ii) shares dispositive power with the Trustee over such shares and (iii) may be deemed the indirect beneficial owner of such shares.
  Harold C. Simmons is Chairman of the Board of NL, Chairman of the Board, President and Chief Executive Officer
  of Contran, Dixie Holding, NOA, National, VGI and Valhi, Chairman of the Board and Chief Executive Officer of
  Dixie Rice and Southwest, and a director of Tremont. By virtue of the holding of the offices, the stock ownership and his service as trustee, all as described above, Mr. Simmons may be deemed to control these entities, and Mr. Simmons and certain of such entities, may be deemed to possess indirect beneficial ownership of the Tremont Common Stock directly held by certain of such other entities. However, Mr. Simmons disclaims beneficial ownership of the shares of Tremont Common Stock beneficially owned, directly and indirectly, by any of such entities.
(5) As reported in Amendment No. 7, dated September 9, 1993, to a Statement on Schedule 13D as filed with the
Commission (the Tweedy Browne Schedule 13D ), Tweedy, Browne Company L.P. ( TBC ) has beneficial ownership with respect to 862,744 shares of Tremont Common Stock. In addition, as reported in the Tweedy Browne Schedule 13D,
TBK Partners, L.P. and Vanderbilt Partners, L.P., entities which are part of a group with TBC, beneficially owned
86,730 shares and 11,000 shares, respectively, of Tremont Common
Stock.
(6) As reported in a statement on Schedule 13G as filed with the Commission on January 24, 1997, on behalf of
Wellington Management Company, LLP.
(7) The shares of Tremont Common Stock shown as beneficially owned by Susan E. Alderton include 9,886 shares which Ms. Alderton has the right to acquire by exercise of options within 60 days of the Record Date under the
Tremont    1988 Long Term Performance Incentive Plan (the
Tremont Stock Incentive Plan ), and 11 shares held for
the benefit of Ms. Alderton under the NL Industries, Inc. Retirement Savings Plan (the NL Savings Plan ).
(8) The shares of Tremont Common Stock shown as beneficially owned by each of Messrs. Boushka, Stafford and Stein include 4,000, 2,000, and 3,000 shares, respectively, which each such person has the right to acquire by exercise of options within 60 days of the Record Date under the Director Plan, described above.
(9) The shares of Tremont Common Stock shown as beneficially owned by J. Landis Martin include 60,000 shares which Mr. Martin has the right to acquire by exercise of options within 60 days of the Record Date under the
Tremont Stock Incentive Plan and 510 shares held for the benefit of Mr. Martin under the NL Savings Plan. Such shares also include 2,300 shares held by Mr. Martin s wife, 1,900 shares held by the Martin s Children Trust No.
II of which Mr. Martin is trustee and 100 shares held by one of Mr. Martin s daughters, with respect to all of which shares Mr. Martin disclaims beneficial ownership.
(10) The shares of Tremont Common Stock shown as beneficially owned by Glenn R. Simmons include 3,515 shares held by Mr. Simmons  individual retirement account.
(11) The shares of Tremont Common Stock shown as beneficially owned by Harold C. Simmons include 3,747 shares held by Mr. Simmons wife, 3,506 shares held by the Master Trust, and 250,000 shares held by The Harold Simmons
Foundation, Inc. (the Foundation ). The Foundation is a tax-exempt foundation organized and existing exclusively for charitable purposes, of which Mr. Simmons is Chairman of the Board and Chief Executive Officer. Mr. Simmons
disclaims beneficial ownership of all such shares of Tremont Common Stock (except to the extent of his individual vested beneficial interest in the assets held by the Master
Trust).
(12) The shares of Tremont Common Stock shown as beneficially owned by Joseph S. Compofelice, Robert E. Musgraves and Mark A. Wallace include 15,000, 18,000 and 3,000 shares, respectively, which Messrs. Compofelice, Musgraves and Wallace have the right to acquire by exercise of options within 60 days of the Record Date under the Tremont
Stock Incentive Plan, and, in the case of Mr. Musgraves, 10 shares held by his mother-in-law, beneficial ownership of which is disclaimed by Mr. Musgraves.
Ownership in Tremont s Subsidiaries and Affiliates
The following table and notes set forth the beneficial ownership, as of the Record Date, of (a) the common stock,
$.01 par value per share, of TIMET ( TIMET Common Stock ) and (b) the common stock, $.125 par value per share, of
NL ( NL Common Stock ), held by (i) each director or nominee for director of Tremont, (ii) each executive officer of Tremont listed in the Summary Compensation Table below who is not a director or nominee for director of
Tremont, and (iii) all current executive officers and directors of Tremont as a group. Except as set forth below
and  under  the  heading   Ownership of TIMET Trust Securities
below, no securities of Tremont s subsidiaries or less than majority owned affiliates are beneficially owned by any director, nominee for director or executive officer of Tremont. All information has been taken from or based upon ownership filings made by such persons with the Commission or upon information provided by such persons to Tremont.

                         TIMET Common Stock

              NL Common Stock
Name of
           Amount and Nature of
                                Percent
                                                    Amount and
Nature of
                                              Percent

Beneficial Owner
         Beneficial Ownership(1) of Class(2) Beneficial
Ownership(1) of Class(2)
Susan E. Alderton
                           -0-


147,491(6)

Richard J. Boushka
                           -0-


             -0-

J. Landis Martin
         41,267(4)(5)


917,626(7)
                                                           1.8%
Glenn R. Simmons
                     -0-(3)


6,800(8)

Harold C. Simmons
                     -0-(3)


69,475(8)(9)

Thomas P. Stafford
                       1,100


           -0-

Avy H. Stein
                           -0-


             -0-

Joseph S. Compofelice
               22,353(4)


123,240(10)

Robert E. Musgraves
                 8,500(5)


        -0-

Mark A. Wallace
                       7,500


           -0-

All current directors and executive
officers of the Company as a
group (10 persons)
   81,020(3)(4)(5)

                                      1,264,932(6)(7)(8)

                                      2.5%



                               (9)(10)
(1) All beneficial ownership is sole and direct unless otherwise noted.
(2) No percent of class is shown for holdings of less than 1%.
(3) Tremont directly beneficially owns 11,033,075 shares of TIMET Common Stock, or 35.1% of the TIMET Common
Stock outstanding. Such shares include 2,011,305 shares obtainable within 60 days of the Record Date upon exercise of an option (the IMI Option ) expiring February 15, 1999 granted by IMI Americas Inc. to Tremont, 25%
of which (504,230 shares) was concurrently assigned to Union Titanium Sponge Corporation ( UTSC ) in connection with the February
1996 acquisition by TIMET (the IMI Titanium Acquisition ) of the IMI titanium business from IMI plc ( IMI ) at an exercise price of $7.95 per share. In connection with the June 1996 initial public offering of TIMET Common
Stock  (the    TIMET IPO ), Tremont relinquished its right to
acquire 1,615 shares, which were sold by IMI in the
TIMET IPO. UTSC s portion of the IMI Option reverts to Tremont if not exercised by UTSC on or prior to February
11, 1999.
  See footnotes (4) and (11) to the table appearing under the heading Ownership in Tremont and Its Parents above for information concerning individuals and entities which may be deemed to indirectly beneficially own the shares of TIMET Common Stock dir
  ectly beneficially owned by Tremont. Glenn R. Simmons and Harold C. Simmons disclaim beneficial ownership of all of the shares of TIMET Common Stock owned by Tremont.
(4) Mr. Martin and Mr. Compofelice are the holders of 3,000 and 2,000, respectively, of the 65 8% Convertible
Preferred Securities, Beneficial Unsecured Convertible Securities (the TIMET Trust Securities ) of the TIMET
Capital  Trust  I.  See   Ownership of TIMET Trust Securities
below. Such TIMET Trust Securities are convertible
into 4,017 and 2,678 shares of TIMET Common Stock, respectively, which amounts are included in the TIMET Common Stock ownership numbers shown for Mr. Martin and Mr. Compofelice. No other director, nominee for director or executive officer of the Company holds any TIMET Trust
Securities.
(5) The shares of TIMET Common Stock shown as beneficially owned by Mr. Martin include 400 shares held by Mr.
Martin s daughters, beneficial ownership of which is disclaimed by Mr. Martin. The shares of TIMET Common Stock shown as beneficially owned by Mr.
  Musgraves include (i) 1,000 shares held by Mr. Musgraves and his wife as joint tenants, and (ii) 1,000 shares held by Mr. Musgraves mother-in-law, beneficial ownership of which is disclaimed by Mr. Musgraves.
(6) The shares of NL Common Stock shown as beneficially owned by Susan E. Alderton include 107,382 shares which
Ms. Alderton has the right to acquire by the exercise of stock options within 60 days of the Record Date under stock option plans adopted by NL, and 11,858 shares held for the benefit of Ms. Alderton under the NL Savings
Plan.
(7) The shares of NL Common Stock shown as beneficially owned by J. Landis Martin include 835,288 shares which
Mr. Martin has the right to acquire by the exercise of stock options within 60 days of the Record Date under stock option plans adopted by NL, and 11,673 shares held for the benefit of Mr. Martin under the NL Savings Plan.
(8) Valhi directly beneficially owns 28,416,910 shares of NL Common Stock. Tremont directly beneficially owns
9,064,780 shares of NL Common Stock. See footnote (4) to the table appearing under the heading Ownership in
Tremont  and  Its  Parents    above  for  information  concerning
individuals and entities which may be deemed to
indirectly beneficially own the shares of NL Common Stock directly beneficially owned by Valhi and Tremont. Glenn
R. Simmons and Harold C. Simmons disclaim beneficial ownership of all of the shares of NL Common Stock owned by such entities.
(9) The shares of NL Common Stock shown as beneficially owned by Harold C. Simmons include 69,475 shares held by
Mr. Simmons  wife, beneficial ownership of which is disclaimed by
Mr. Simmons.
(10) The shares of NL Common Stock shown as beneficially owned by Joseph S. Compofelice include (i) 5,240 shares held for the benefit of Mr. Compofelice under the NL Savings Plan, (ii) 87,000 shares which Mr. Compofelice has the right to acquire by the exercise of stock options within 60 days of the Record Date under stock option plans adopted by NL, and (iii) 30,000 shares held by Mr. Compofelice and his wife as joint tenants.
Ownership of TIMET Trust Securities
The TIMET Capital Trust I (the TIMET Trust ) is a statutory business trust formed under the laws of the State of
Delaware, all of whose common securities are owned by TIMET. The TIMET Trust Securities represent undivided beneficial interest in the TIMET Trust. The TIMET Trust exists for the sole purpose of issuing the TIMET Trust
Securities and investing in an equivalent amount of 65 8% Convertible Junior subordinated Debentures due 2026
(the    Debentures  )  of TIMET. The TIMET Trust Securities are
convertible, at the option of the holder thereof,
into an aggregate of approximately 5.4 million shares of TIMET Common Stock at a conversi on rate of 1.339 shares of TIMET Common Stock for each TIMET Trust Security. TIMET has effectively fully and unconditionally guaranteed repayment of all amounts due on the TIMET Trust Securities.
The TIMET Trust Securities were issued pursuant to an offering exempt from registration under the Securities Act of 1933, as amended, (the Securities Act ). Pursuant to an agreement with the original purchasers of the TIMET
Trust  Securities,  TIMET  has  filed  a  registration  statement
(the   BUCS Registration Statement ) under the
Securities Act to register, among other things, the TIMET Trust Securities, the Debentures, the TIMET Common
Stock issuable upon the conversion of the TIMET Trust Securities, and certain other shares of TIMET Common Stock which is held by, or may be acquired by, Tremont and UTSC.
The Company understands that Contran and related entities may consider acquiring or disposing of shares of T r emont Common Stock through open-market or privately negotiated transactions, depending upon future developments, including, but not limited to, the availability and alternative uses of funds, the performance of Tremont Common Stock in the market, an assessment of the business of and prospects for the Company, financial and stock market conditions and other factors. The Company may similarly consider such acquisitions of shares of Tremont Common Stock and acquisition or disposition of securities issued by related parties. In 1997, the Company announced that it may repurchase up to 2,000,000 shares of Tremont Common Stock. Neither Contran nor the Company presently intends to engage in any transaction or series of transactions which would result in the Tremont Common
Stock becoming eligible for termination of registration under the Securities Exchange Act of 1934 or ceasing to be traded on a national securities exchange.

                                              Executive
Compensation
Summary of Cash and Certain Other Compensation of Executive
Officers
The following table sets forth certain information regarding the compensation paid (or accrued) the Company and TIMET for services rendered by Tremont s Chief Executive Officer and each of the other executive officers of Tremont for services rendered during the years 1994-1996.
                                          Summary Compensation
Table(1)



                              Long Term



                            Compensation



                                  Awards



                                          Securities


     Annual Compensation(2)


Underlying
                                             All Other


                     Salary
                                  Bonus(3)(4)

Options(5) Compensation(6)
Name and Position
                 Year
                   ($)
                                       ($)

      (#)
                                                    ($)
J. Landis Martin
                 1996
               225,000
                               2,650,331

     -0-
                                               21,028
Chairman of the Board,
                 1995
               120,000
                                           -0-

           -0-
                                                       2,650
President and Chief Executive Officer(7)
                 1994
               120,000
                                           -0-

     60,000
                                                    2,400
Joseph S. Compofelice
                 1996
               120,000
                                   410,969

       -0-
                                                 14,263
Vice President and
                 1995
                 90,000
                                    100,000

        -0-
                                                    4,476
Chief Financial Officer(8)
                 1994
                 79,626
                                            -0-

      25,000
                                                     2,169
Robert E. Musgraves
                 1996
               160,000
                                   277,092

       -0-
                                                 15,338
Vice President, General
                 1995
               120,000
                                     31,200

        -0-
                                                    5,018
Counsel and Secretary
                 1994
               120,000
                                     31,200

  10,000
                                                 4,691
Mark A. Wallace
                 1996
               135,000
                                   246,992

       -0-
                                                   8,676
Vice President and
                 1995
               100,000
                                     26,000

        -0-
                                                    3,972
Controller
                 1994
               100,000
                                     26,000

  10,000
                                                 3,773
(1) Columns required by the regulations of the Commission which would contain no entries have been omitted.
(2) J. Landis Martin, the Company s Chairman, President and Chief Executive Officer, Joseph S. Compofelice, the
Company s Vice President and Chief Financial Officer, Robert E. Musgraves, the Company s Vice President and
General Counsel, and Mark A. Wallace, the Company s Vice President and Controller, also serve as officers of
TIMET.
  The amounts shown as salary and bonus for Messrs. Martin, Compofelice, Musgraves and Wallace represent the full amount paid by TIMET for services rendered by such persons during 1994, 1995 and 1996 on behalf of both TIMET and Tremont. Pursuant to an intercorporate services arrangement, Tremont reimbursed TIMET for approximately 50%
  of such amounts in
  1994 and 1995. In 1996, pursuant to an intercorporate services agreement, Tremont reimbursed (or will reimburse) TIMET for approximately $120,000, $64,000, $72,000 and $60,000 of the compensation paid to Messrs.
  Martin, Compofelice, Musgraves and Wallace, respectively, representing approximately 20% of such individuals
  TIMET salary and regular bonus plus a proportionate share of applicable estimated fringe and overhead expense for each.
  The Company expects that each of Messrs. Martin, Compofelice and Musgraves will devote approximately 10% of his total TIMET/Tremont time during
  1997 to Tremont matters. Accordingly, Tremont will reimburse TIMET for such proportionate percentage of the
  1997 salary and bonus paid by TIMET to such individuals (plus a share of applicable estimated fringe and overhead expense for each) pursuant to an intercorporate services agreement. See Certain Relationships and
  Related Transactions Contractual Relation
  ships.
  Messrs.  Martin  and  Compofelice  also  serve  as  officers of NL and are compensated directly by NL for such
  services. Mr. Compofelice also serves as an executive officer of Valhi, which reimburses NL for a proportionate part of Mr. Compofelice s NL compensation. See Appendix A.
(3) Under TIMET s variable incentive compensation plan applicable to Messrs. Musgraves and Wallace (the TIMET
Employee Cash Incentive Plan ), a portion of the compensation payable to the Company s officers who participate in the TIMET Employee Cash Incentive Plan is based upon TIMET s financial performance. The balance of the compensation payable to the Company s officers under the TIMET Employee Cash Incentive Plan is based on the assessed performance of the individual officer.
  Based on TIMET s 1994 and 1995 financial results, all compensation paid under the TIMET Employee Cash Incentive
  Plan to Messrs. Musgraves and Wallace for such years related solely to individual performance and no compensation was payable with respect to TIMET s performance. For 1996, the payments under the TIMET Employee
  Cash Incentive Plan to Messrs. Musgraves and Wallace ($140,800 and $110,700, respectively) were based upon a combination of TIMET performance and assessed individual
performance.
  None of Messrs. Martin, or Compofelice have participated in the TIMET Employee Cash Incentive Plan. In February
  1996, TIMET s Board adopted a separate incentive compensation program applicable to certain senior executive officers of TIMET, including Messrs. Martin and Compofelice, that provides for payments based solely upon
  Company performance. For 1996, awards of $272,500 and $145,200 were made to Messrs. Martin and Compofelice under this plan.
(4) In February 1996, in connection with the IMI Titanium Acquisition, TIMET made special cash and stock bonus
(the    Management  Shares ) awards to certain of its executive
officers. Applying the fair value of TIMET Common
Stock at the effective date of grant of the Management Shares, awards totaling $667,831, $265,769, $136,292, and
$136,292 were made to Messrs. Martin, Compofelice, Musgraves and Wallace, respectively. Such amounts are included in the Bonus column. Tremont s reimbursement to TIMET did not include any portion of such amounts.
(5) Represents only grants of stock options under the Tremont Stock Incentive Plan. See Stock Option/SAR Grants in Last Fiscal Year below with respect to grants of stock options made in 1996 to the named individuals under a stock option plan adopted by TIMET in 1996.
(6) Such amounts represent (i) matching contributions made or accrued by TIMET pursuant to the savings feature of TIMET s Thrift/Retirement Plan, (ii) retirement contributions made or accrued by TIMET pursuant to the Thrift/Retirement Plan and (iii) life insurance premiums paid by TIMET, as follows:
                                                          Savings
Match
         Retirement Contribution

Life Insurance
                                              1994
                       1995
             1996
             1994
                        1995
                                               1996

          1994
                                                 1995

                              1996
  Martin                                        -0-
                    $0,150
      $13,378
     $2,400
              $2,400
                                   $7,650

  -0-
                                          -0-

                        -0-
  Compofelice                                   -0-
                    $0,900
      $07,237
     $1,593
              $3,000
                                   $6,450

$576
                                       $576

                    $576
  Musgraves                               $1,115
                 $1,230
   $09,000
  $3,000
           $3,000
                                $5,550

$576
                                       $576

                    $788
  Wallace                                 $0,906
                 $1,200
   $08,060
  $2,415
           $2,520
                                $4,500

$452
                                       $452

                    $616
(7)  The  amount  shown  as    Bonus    for Mr. Martin for 1996
includes a special bonus of $2 million awarded by
Tremont. Of this amount, $955,000 was paid by Tremont to Mr. Martin in 1996 and the balance was deferred for future payment (with interest on the unpaid balance at 8.75% per annum).
(8) Based upon the recommendation of the Chief Executive Officer and TIMET s and Tremont s Management Development
and Compensation Committees, the TIMET and Tremont Boards approved a bonus of $100,000 for Mr. Compofelice with respect to his services on behalf of TIMET and Tremont during
1995.
Tremont beneficially owns approximately 18% of the outstanding NL Common Stock. For financial reporting purposes,
Tremont reports its interest in NL by the equity method. For all or a portion of each of the years 1994-1996, J.
Landis Martin and Joseph S. Compofelice also served as executive officers of NL and were separately compensated by NL for such services. Mr. Compofelice also served as an executive officer of Valhi for a portion of such period, for which services Valhi reimbursed NL. Annexed to this Proxy Statement as Appendix A is information with respect to compensation paid by NL to J. Landis Martin and Joseph S. Compofelice for services rendered to NL and
Valhi for the years 1994-1996.
Stock Option/SAR Grants in Last Fiscal Year
No stock options or stock appreciation rights ( SARs ) were granted under the Tremont Stock Incentive Plan during fiscal year 1996. As such, the table showing option grants with respect to Tremont Common Stock for the last fiscal year has been omitted.
Effective with the closing of the TIMET IPO, TIMET adopted a stock option/stock appreciation/restricted stock
plan  (the    TIMET  Stock  Incentive  Plan  ). Set forth below
is information regarding grants made to executive officers of Tremont under the TIMET Stock Incentive Plan in 1996.



                                             Potential Realizable

Number of                                          Percent of


                                                    Value at
Assumed Annual

Securities  Total Options


                   Rate of Stock Price

Underlying                                          Granted to
                                                   Exercise or


                                      Appreciation for Option

Options                                         Employees in
                                                Base Price

Expiration
                                            Term(5) ($)
            Name                                       Granted(1)
                                      Fiscal Year
                                      ($/share)
                                                         Date

                        5%

      10%

J. Landis Martin                                      18,000
                                         10.1%
                                      23.00(2)
                                                       6/4/2006

                     260,362

  659,809
                                                      18,000

                                             26.00(3)

6/4/2006
                                 206,362

              605,809
                                                      18,000

                                             29.00(4)

6/4/2006
                                 152,362

              551,809
Joseph S. Compofelice                                   8,500
                                            4.8%
                                        23.00(2)
                                                         6/4/2006

                       122,949

    311,577
                                                        8,500

                                              26.00(3)

6/4/2006
                                   97,449

               286,077
                                                        8,500

                                              29.00(4)

6/4/2006
                                   71,949

               260,577
Robert E. Musgraves                                     6,000
                                            3.4%
                                        23.00(2)
                                                         6/4/2006

                         86,787

     219,936
                                                        6,000

                                              26.00(3)

6/4/2006
                                   68,787

               201,936
                                                        6,000

                                              29.00(4)

6/4/2006
                                   50,787

               183,936
Mark A. Wallace                                         6,000
                                            3.4%
                                        23.00(2)
                                                         6/4/2006

                         86,787

     219,936
                                                        6,000

                                              26.00(3)

6/4/2006
                                   68,787

               201,936
                                                        6,000

                                              29.00(4)

6/4/2006
                                   50,787

               183,936
(1) Options become exercisable 40% on the second anniversary of the date of grant and 20% on each of the third, fourth, and fifth anniversaries.
(2) Exercise price is the market value of TIMET Common Stock on the grant date, calculated as the price to the public in the TIMET IPO (the IPO Price ) on such date.
(3) Exercise price is equal to the IPO Price plus $3.00.
(4) Exercise price is equal to the IPO Price plus $6.00.
(5) Pursuant to the rules of the Commission, these amounts reflect the calculations at assumed 5% and 10% appreciation rates from the IPO Price on the date of grant. Such calculations are not intended to forecast future appreciation, if any, and do not necessarily reflect the actual value, if any, that may be realized. The actual value of such options, if any, would be realized only upon the exercise of such options and will depend upon the actual future performance of TIMET Common Stock. No assurance can be made that the amounts reflected in these columns will be achieved. The potential realizable value was computed as the difference between the appreciated value (at the end of the ten-year term of the options) of TIMET Common Stock into which the listed options are exercisable and the aggregate exercise price of such options. The appreciated value per share at the end of the ten-year term would be $37.46 and $59.66 at the assumed 5% and 10% rates, respectively.

Stock Option Exercises and Holdings
The following table provides information, with respect to the executive officers of Tremont listed in the Summary
Compensation Table above, concerning the exercise of Tremont options during the last fiscal year and the value of unexercised options held as of December 31, 1996. No SARs have been granted under the Tremont Incentive Plan.
                          Aggregated Option Exercises in 1996 and
12/31/96 Option Values


                                              Number of
Securities
                                             Value of



Underlying
                                              Unexercised,



Unexercised
                                                In-the-Money


                                                        Options
at
                                        Options at

       Shares

                               12/31/96

             12/31/96

     Acquired

                                    (#)

                     ($)

 on Exercise                                                Value
Realized
             (Exercisable/

(Exercisable/
          Name
     (#)
     ($)
                  Unexercisable)

Unexercisable)
J. Landis Martin


                     42,500/45,000

1,061,781/1,179,938
Joseph S. Compofelice


                     10,000/15,000

280,000/420,000
Robert E. Musgraves


                     14,200/8,800

342,538/236,525
Mark A. Wallace
10,200
246,863
                   -0-/8,800

-0-/238,725
No stock options granted to executive officers of the Company under the TIMET Stock Incentive Plan were exercised
(or exercisable) during 1996.
Agreements with Executives
In connection with Joseph S. Compofelice s employment with the Company in February 1994, the Compensation
Committee approved the terms of an executive severance agreement with Mr. Compofelice which provides that Mr. Compofelice may be terminated at any time by the Company and that the following payments be made to Mr.
Compofelice in the event that Mr. Compofelice s employment is terminated by the Company without cause (as defined in the agreement) or Mr. Compofelice terminates his employment with the Company for good reason (as defined in the agreement): (i) the greater of two times Mr. Compofelice s annual base salary plus target bonus (which shall not be less than the amount of his annual salary) or two times Mr. Compofelice s actual salary plus bonus for the two years prior to termination; (ii) accrued salary and bonus through the date of termination; (iii) an amount in cash or Tremont Common Stock equal to the fair market value of outstanding stock options granted to Mr.
Compofelice in excess of exercise price, unvested stock appreciation rights and unvested restricted stock grants;
(iv) an amount equal to unvested company contributions together with an amount equal to the company s matching contributions to Mr. Compofelice s account under the TIMET Thrift Plan for a period of two years; and (v) certain other benefits.
                             Compensation Committee Report on
Executive Compensation
The Compensation Committee of the Company s Board of Directors presents the following report on executive compensation.
The Compensation Committee is composed of directors who are neither officers nor employees of the Company, its subsidiaries or affiliates and who are not eligible to participate in any of the employee benefit plans administered by it. The Compensation Committee reviews and recommends compensation policies and is responsible for approving all compensation paid directly by the Company to the Company s executive officers other than base salary of the Chief Executive Officer (the CEO ). Any action regarding the base salary of the CEO is reviewed and approved by the Board after recommendation by the Compensation Committee.
Compensation Program Objectives
The Compensation Committee believes that the Company s primary goal should be to increase stockholder value, as measured by dividends paid on and appreciation in the value of the Company s equity securities. It is the Compensation Committee s policy that compensation programs be designed to attract, retain, motivate and reward employees, including executive officers, who can lead the Company in accomplishing this goal. It is also the Compensation Committee s policy that compensation programs maintain a strong risk/reward ratio, with a large component of cash compensation being tied to the Company s financial results, creating a performance-oriented environment that rewards employees for achieving pre-set financial performance levels and increasing stockholder value, thereby contributing to the long-term success of the Company.
During 1996, the Company s compensation program with respect to its executive officers, including the CEO, consisted of three primary components: base salary, variable compensation based upon company and individual performance, and non-cash incentive compensation in the form of stock options granted under the Tremont Incentive
Plan.
Base Salaries
The Compensation Committee, in consultation with the CEO, reviews base salaries for the executive officers other than the CEO generally no more frequently than annually. The CEO s recommendation and the Compensation
Committee s actions regarding base salaries were based primarily upon a subjective evaluation of past and potential future individual performance and contributions and alternative opportunities that might be available to the executives in question. Also reviewed was compensation data from companies employing executives in positions similar to those whose salaries were being reviewed, as well as market conditions for executives in general with similar skills, background and performance, both inside and outside of the metals industry (such companies included companies contained in the peer group index plotted on the Performance Graph following this report), and other companies with similar financial and business characteristics as the Company, or where the executive in question has similar responsibilities.
Based upon the foregoing considerations, in 1996, the Compensation Committee approved increases in total
TIMET/Tremont base salaries for Mr. Compofelice from $90,000 to $120,000, for Mr. Musgraves from $120,000 to $160,000, and for Mr. Wallace from $100,000 to $135,000.
Cash Incentive Plans
Awards under TIMET Employee Cash Incentive Plan represent a significant portion of the potential annual cash compensation to employees of TIMET (from 0% to 88% of base salary for 1996 depending upon the position held by such employee) and consist of a combination of awards based on the financial performance of TIMET and on individual performance. Messrs. Musgraves and Wallace were eligible to receive benefits under the TIMET Employee
Cash Incentive Plan for 1996. Tremont reimbursed TIMET for an allocated portion of these amounts for each year
1994 - 1996.
Potential awards under the TIMET Employee Cash Incentive Plan attributable solely to the performance of TIMET in 1996 were based on TIMET s achieving certain pre-set return on equity goals, which the Company believes should increase stockholder value over time if they are met. Performance Levels A, B, C or D are tied to TIMET s achieving a corporate-wide return on equity rate of 3%, 6%, 12% or 24%, respectively. In 1996, TIMET achieved a 24.2% return on equity, as calculated under the TIMET Employee Cash Incentive Plan, resulting in a TIMET-performance based payout at the D or highest level. Payments made to Messrs. Musgraves and Wallace under this portion of the TIMET Employee Cash Incentive Plan for services rendered in 1996 are included under the
 Bonus column set forth in the Summary Compensation Table above. An individual performance award may be made to an executive of TIMET under the TIMET Employee Cash Incentive Plan if such executive s performance objectives were met during the prior fiscal year. Payments made to Messrs.
Musgraves and Wallace under this portion of the TIMET Employee Cash Incentive Plan for services rendered in each year 1994-1996 are included under the Bonus column set forth in the Summary Compensation Table above.
In 1996, the TIMET s Board established the TIMET Senior Executive Cash Incentive Plan (the Senior Executive Cash
Incentive Plan ), which is currently applicable to Mr. Martin and Mr. Compofelice (and another executive officer of TIMET). The Senior Executive Cash Incentive Plan provides for payments based solely upon TIMET performance ranging between 0% for corporate returns on equity of less than 10% up to 150% of base salary for corporate returns on equity at 30% or greater. A payment of $145,200 to Mr. Compofelice based upon TIMET s return on equity of 24.2% for 1996 is included under the Bonus column set forth in the Summary Compensation Table above. An allocated portion of this amount was paid by Tremont.
Apart from the foregoing plans, the Compensation Committee or the Board may from time to time award other Tremont bonuses as the Compensation Committee or Board deems appropriate from time to time under its general authority or under a separate discretionary plan.
Stock Option Grants
Part of the Company s total compensation program is non-cash incentive awards in the form of stock options, stock appreciation rights and awards of restricted stock under the Tremont Stock Incentive Plan. The Compensation
Committee believes that compensation linked to stock price performance helps focus the executives attention on managing the Company from the perspective of an owner with an equity stake in the business. To help assure a focus on long-term creation of stockholder value, the Compensation Committee periodically grants ten-year options which are vested at 40%, 60%, 80% and 100% on the second, third, fourth and fifth anniversary dates of the date of grant, respectively, and are exercisable at the fair market value of Tremont Common Stock on the date of grant. In addition, to further provide incentives for increasing shareholder value, in 1994 the Compensation
Committee determined that options to certain company executive officers would be granted in three exercise price tranches. One-third of the options granted to such individuals in 1994 are exercisable at the fair market value of the Tremont Common Stock of the date of grant. The remaining two-thirds of the options are exercisable at levels that are above the market price on the date of grant. The value of stock option grants is directly related to the future performance of the Tremont Common Stock and will provide value to the recipient only when, and to the extent, the price of the Tremont Common Stock increases above the option exercise price. The Compensation
Committee did not make or recommend any grants of restricted stock, stock appreciation rights, equity-based awards or non-qualified options for the 1995 or 1996 fiscal year. Beginning in 1996, executive officers of the Company were included in grants made pursuant to a stock-based incentive plan adopted by TIMET in conjunction with the TIMET IPO.
Chief Executive Officer Compensation
Effective as of January 1, 1992, Mr. Martin, the CEO, commenced receiving a base salary directly from the Company. The Board of Directors set the CEO s base salary at $120,000 per year in 1992, which was the result of a subjective determination taking into account the importance of the CEO to the strategic leadership of the Company and the fact that the CEO devotes only a portion of his working time to Company business. In 1996, the Compensation Committee recommended, and the Board of Directors approved, an increase in the CEO s base salary from $120,000 to $225,000 per year based on the additional amount of time spent by the CEO on the Company and its subsidiaries and other considerations.
Prior to 1996, the CEO was eligible for bonuses only as recommended by the Compensation Committee and approved by the Board. No amounts were recommended or approved for 1994 or 1995. In 1996, TIMET adopted the Senior Executive
Cash Incentive Plan which was applicable to the CEO, among others, as described above. Based upon TIMET s financial results for 1996, Mr. Martin received an award of $272,500 under that program (an allocated portion of which was paid by the Company). In addition, in 1996, the Compensation Committee recommended, and the Board of Directors approved, a special bonus of $2 million to the CEO, based upon the Company s improved performance and other factors. Of this amount, $955,000 was paid by the Company to the CEO in
1996 and the balance was deferred for future payment (with interest on the unpaid balance at 8.75% per annum).
Future Activities
Given the decreased ownership by the Company in TIMET during 1996 and based upon the relative percentage of time now being devoted by the executive officers to the affairs of the Company versus those of TIMET, the Compensation
Committee anticipates that commencing in 1997, the regular compensation of the executive officers of the Company, each of whom is also an executive officer of TIMET, will be addressed directly by the TIMET Management
Development and Compensation Committee and, in the case of the CEO s base salary, the TIMET Board of Directors.
The Tremont Compensation Committee expects that its role with respect to regular compensation matters for such individuals will be limited to approving, or recommending approval by the full Board, of the portion of such individual s compensation to be reimbursed by Tremont under any intercorporate services arrangement between
Tremont and TIMET. This role will be reassessed periodically based upon any changes in facts or circumstances that might occur.
                                                  Management
Development and Compensation Committee
                                                  Gen. Thomas P.
Stafford (Chairman)Richard J. BoushkaAvy H.
                                                  Stein
                                                Performance Graph
Set forth below is a line graph comparing the cumulative total stockholder return on Tremont Common Stock against the cumulative total return of (a) the S & P Composite 500 Stock Index and (b) a self-selected peer group for the period commencing December 31, 1991 and ending December 31, 1996. The self-selected peer group is comprised of RMI
Titanium Company and Oregon Metallurgical Corporation, TIMET s principal domestic competitors in the titanium metals industry for whom meaningful stock performance data is available. The graph shows the value at December 31 of each year assuming an original investment of $100 and reinvestment of cash dividends to stockholders.
    Comparison of Five Year Cumulative Return Among Tremont Corporation, S&P Composite 500 Stock Index and the
                                             Self-Selected Peer
Group










Fiscal Year Ended



Self-Selected

December 31,
               Tremont
                                             S & P 500

 Peer Group

     1991
                   $100
                                                    $100

     $100

     1992
                   $060
                                                    $108

     $066

     1993
                   $049
                                                    $118

     $070

     1994
                   $084
                                                    $120

     $101

     1995
                   $119
                                                    $165

     $152

     1996
                   $259
                                                    $203

     $487
                                      Certain Relationships and
Transactions
Relationships with Related Parties
As set forth under the caption Security Ownership, Harold C. Simmons, through Contran, may be deemed to control the Company. In addition, Valhi, a 92%-owned subsidiary of Contran, and the Company beneficially own approximately 56% and 18%, respectively, of the outstanding NL Common Stock, and together may be deemed to control NL. The Company and other entities that may be deemed to be controlled by or related to Mr. Simmons sometimes engage in (a) intercorporate transactions with related companies such as guarantees, management and expense sharing arrangements, shared fee arrangements, joint ventures, partnerships, loans, options, advances of funds on open account, and sales, leases and exchanges of assets, including securities issued by both related and unrelated parties, and (b) common investment and acquisition strategies, business combinations, reorganizations, recapitalizations, securities repurchases, and purchases and sales (and other acquisitions and dispositions) of subsidiaries, divisions or other business units, which transactions have involved both related and unrelated parties and have included transactions which resulted in the acquisition by one related party of a publicly held minority equity interest in another related party. The Company continuously considers, reviews and evaluates, and understands that Contran, Valhi and related entities also consider, review and evaluate such transactions.
Depending upon the business, tax and other objectives then relevant, it is possible that the Company might be a party to one or more of such transactions in the future. In connection with these activities, the Company may consider issuing additional equity securities or incurring additional indebtedness. The Company s acquisition activities have in the past and may in the future include participation in the acquisition or restructuring activities conducted by Contran, NL and other companies that may be deemed to be controlled by Harold C. Simmons.
It is the policy of the Company to engage in transactions with related parties on terms, in the opinion of the Company, no less favorable to the Company than could be obtained from unrelated parties.
Harold C. Simmons, a director of the Company, is also currently Chairman of the Board, President and Chief
Executive Officer of Contran, Valhi, and Chairman of the Board of NL. J. Landis Martin, Chairman of the Board,
President and Chief Executive Officer of the Company, is also currently a director, President and Chief Executive
Officer of NL and Chairman and Chief Executive Officer of TIMET. Joseph S. Compofelice, Vice President and Chief
Financial Officer of the Company, is also an executive officer of Valhi and an executive officer and director of NL and TIMET. Robert E. Musgraves, Vice President, General Counsel and Secretary of the Company, holds similar p o s itions at TIMET. Mark A. Wallace, Vice President and Controller of the Company, is also Vice
President Strategic Change of TIMET. Glenn R. Simmons, a director of the Company, is also currently Vice Chairman of the Board of Contran and Valhi, and a director of NL and Valhi. Susan E. Alderton, a director of the Company, and David B. Garten, Assistant Secretary of the Company, are also currently executive officers of NL. Steven L.
Watson, Assistant Secretary of the Company, is also currently an executive officer of Contran and Valhi. The
Company understands that all such persons are expected to continue to serve in such capacities in 1997. Such management interrelationships and intercorporate relationships may lead to possible conflicts of interest. These possible conflicts may arise from the duties of loyalty owed by persons acting as corporate fiduciaries to two or more companies under circumstances in which such companies may have adverse interests. Such individuals divide their time among the companies for which they serve as executive officers.
Although no specific procedures are in place which govern the treatment of transactions among the Company, TIMET, Contran, NL, and Valhi, with the exception of Contran, the board of directors of each of these companies includes one or more members who are not officers or directors of any entity that may be deemed to be related to the Company. Additionally, under applicable principles of law, in the absence of stockholder ratification or approval by directors who may be deemed disinterested, transactions involving contracts among companies under common control must be fair to all companies involved. Furthermore, directors and officers owe fiduciary duties of good faith and fair dealing to all stockholders of the companies for which they serve.
Contractual Relationships
NL Registration Rights Agreement
In connection with the December 1991 purchase by the Company of
7.8 million shares of NL Common Stock from Valhi,
NL entered into a Registration Rights Agreement pursuant to which the Company received certain registration rights with respect to the purchased shares. Unless all registration rights are exercised earlier, such agreement expires in December 2001.
Baroid Letters of Credit
Approximately $9 million in letters of credit were issued under Baroid s bank credit agreement to collateralize certain obligations arising out of the insurance and bentonite mining operations of the Company and its subsidiaries. Pursuant to an indemnif ication agreement, the Company agreed to indemnify Baroid for all fees and expenses arising out of Baroid s issuance of any letters of credit on the Company s behalf. Following the January 1994 sale of Baroid to an unrelated third party, these letters of credit were and continue to be issued under the unrelated third party s credit facility.

Insurance Sharing Agreements
NL Insurance Ltd. of Vermont, an indirect wholly owned subsidiary of the Company ( TRE Insurance ), has assumed the obligations of the issuer of certain reinsurance contracts that relate to primary insurance policies issued by a third-party insurance company in favor of NL and the Company. NL and TRE Insurance are parties to an insurance sharing agreement with respect to such reinsurance contracts (the NL Insurance Sharing Agreement ).
Under the terms of the NL Insurance Sharing Agreement, NL is required to reimburse TRE Insurance with respect to certain loss payments and reserves established by TRE Insurance that (a) arise out of claims against NL and its
subsidiaries  (the    NL  Liabilities  ),  and  (b) are subject
to payment by TRE Insurance under its reinsurance
contracts with the third-party insurance company. Also pursuant to the NL Insurance Sharing Agreement, TRE
Insurance is to credit NL with respect to certain underwriting profits or recoveries that TRE Insurance receives from independent reinsurers that relate to the NL Liabilities. Baroid and TRE Insurance are also parties to an insurance sharing agreement having substantially the same terms and conditions as the NL Insurance Sharing
Agreement with respect to certain loss payments and reserves established by TRE Insurance that arise out of claims against Baroid and its subsidiaries. As of December 29, 1996, Tremont had receivables of approximately
$3.6 million and $.5 million from NL and Baroid, respectively, pursuant to their respective insurance sharing agreements.
Contran Intercorporate Services Agreement
During 1996, Contran and the Company were parties to an intercorporate services agreement (the Contran ISA )
which provides that Contran will render certain management functions to the Company and its subsidiaries, including  services  rendered  by  Harold  C. Simmons and Glenn
R. Simmons. The Company paid Contran $160,000 for
services rendered under the Contran ISA in 1996 and expects to pay approximately the same amount for services in
1997. The Contran ISA may be terminated by either party pursuant to written notice to the other party not less than 30 days prior to the end of each quarter. The Company will continue to pay directors fees and expenses separately to Harold C. Simmons and Glenn R. Simmons. See Compensation of Directors above.
NL Intercorporate Services Agreements
NL and the Company are parties to an intercorporate services agreement (the NL ISA ) whereby NL makes available to Tremont certain services with respect to Tremont s insurance, risk management, real property, and internal audit needs. The Company paid fees of approximately $60,000 to NL for services pursuant to the NL ISA during 1996 and expects to pay approximately $100,000 for services in 1997. The NL ISA is subject to renewal by mutual agreement for succeeding one-year terms commencing January 1, 1997 and may be terminated at any time by either party pursuant to 90-day prior written notice to the other party. NL expects to enter into a separate intercorporate services agreement with TIMET in 1997, whereby NL will provide certain financial, risk management, tax and administrative services to TIMET. NL anticipates receiving approximately $350,000 for such services provided by NL to TIMET. TIMET Intercorporate Services Agreement
Effective January 1, 1996, the Company and TIMET entered into an intercorporate services agreement (the TIMET
ISA ) which provides that the parties will render certain management, financial, tax and administrative services to each other, including provision for the reimbursement by Tremont to TIMET for salary, bonus and stock-based compensation for executive officers of Tremont. The term of the agreement is one year, subject to renewal on a quarterly basis. TIMET charged Tremont a net amount of approximately $.4 million under the TIMET ISA in 1996.
Tremont expects to pay TIMET a net amount of approximately $.4 million for services in 1997.
Utility Agreement
In connection with the operations of TIMET s Henderson, Nevada facility, TIMET purchases utility services from
Basic  Investments,  Inc. and its subsidiaries (collectively,
BII ) pursuant to various agreements. During 1995,
the aggregate amount paid by TIMET to BII was less than $1 million. A 75%-owned subsidiary of Tremont owns approximately 32% of BII.
Option Reimbursement Agreement
In 1996 in connection with the TIMET IPO, IMI and UTSC entered into separate agreements with the Company and
Tremont whereby IMI and UTSC each agreed to reimburse Tremont for a potion of the cost to Tremont associated with the exercise of certain Tremont stock options issued to employees of TIMET pursuant to the Tremont Stock
Incentive Plan. The payments are calculated by multiplying (x) the number of Tremont Common Stock covered by such exercised option by (y) the difference between (i) the closing sale price of Tremont Common Stock on the NYSE
Composite Tape on the date of exercise not to exceed $34 minus
(ii) $16.625 and multiplying the resulting product
by (z) 0.16 in the case of UTSC and 0.34 in the case of IMI. The maximum aggregate payments to be made by IMI and
UTSC to Tremont under such agreements are limited to $1.1 million and $520,000, respectively.
Subsidiary and Affiliate Relationships
NL is a party to certain additional agreements with related entities as set forth in Appendix A to this Proxy
Statement.
                                                Certain
Litigation
Certain directors of Tremont are parties to the litigation
described below.
In November 1991, a purported derivative complaint was filed in the Court of Chancery of the State of Delaware,
New Castle County (Kahn v. Tremont Corp., et al., No. 12339), in connection with Tremont s purchase of 7.8 million shares of NL s outstanding Common Stock from Valhi in 1991. The complaint named as defendants Valhi and all the members of the Board of Directors of Tremont and alleged that Tremont s purchase of the NL shares constituted a waste of Tremont s assets and a breach of fiduciary duties by Tremont s Board. A trial in this matter was held in June 1995. In March 1996, the Court issued its opinion ruling in favor of the defendants, concluding that the purchase of the interest in NL was entirely fair to Tremont. Plaintiff has appealed the decision to the Delaware Supreme Court which has not yet ruled on the matter.
In September 1996, a purported stockholder derivative suit was filed int he Chancery Division of the New Jersey
Superior Court, Bergen County (Seinfeld v. Simmons et al., Civ. Action No. C-336-96) challenging the NL s 1991 purchase of approximately 10.9 million shares of NL Common Stock from Valhi in connection with a dutch auction tender offer to all stockholders. The complaint names as defendants NL, Valhi, and seven persons who served on
NL s Board of Directors in 1991, including Messrs. J. Landis Martin, Glenn Simmons and Harold Simmons. The
complaint alleges, among other things, that the NL purchase of the shares in the dutch auction was an unfair and wasteful expenditure of the NL funds that constituted a breach of the defendants fiduciary duties to NL's stockholders. The complaint seeks, among other things, rescission of the purchase from Valhi pursuant to the dutch auction and plaintiff has stated that damages sought are $149 million. NL and the other defendants have answered the complaint and have denied all allegations of wrongdoing. The Company understands that each of the defendants intend to defend the action vigorously. Trial is scheduled to begin in November 1997. The Company is not a party to this action.
                             Section 16(a) Beneficial Ownership
Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company s executive officers, directors, and persons who own beneficially more than 10% of a registered class of the Company s equity securities to file reports of ownership and changes in ownership with the Commission and the Company. Based solely on a review of copies of the Section 16(a) reports furnished to the Company and written representations by certain reporting persons, the Company believes that all of the Company s executive officers, directors and greater than 10% beneficial owners filed on a timely basis all reports required during and with respect to the fiscal year ended December 31, 1996.
                                          Independent Public
Accountants
The firm of Coopers & Lybrand, L.L.P. served as the Company s independent public accountants for the year ended
December 31, 1996 and is currently expected to be considered for appointment by the Board of Directors as such for the year ended December
31, 1997. Representatives of Coopers & Lybrand, L.L.P. are expected to attend the Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.
                                  Stockholder Proposals for 1997
Annual Meeting
Stockholders may submit proposals on matters appropriate for stockholder action at the Company s annual stockholder meetings, consistent with rules adopted by the Commission. Such proposals must be received by the Company no later than December 20, 1997, to be considered for inclusion in the proxy statement and form of proxy relating to the 1998 Annual Meeting of Stockholders. Any such proposals should be addressed to: Corporate
Secretary, Tremont Corporation, 1999 Broadway, Suite 4300,
Denver, Colorado 80202.
                                                  Other Matters
The Board of Directors knows of no other business which will be presented for consideration at the Meeting. If any other matters properly come before the Meeting, the persons designated as agents in the enclosed proxy card or voting instruction form will vote on such matters in accordance with their best judgment.
                                         1996 Annual Report on
Form 10-K
A copy of Tremont s 1996 Annual Report on Form 10-K, as filed with the Commission, is included as part of the Company s 1996 Annual Report which accompanied this Proxy Statement, additional copies of which are available to stockholders without charge on request by writing: Investor Relations Department, Tremont Corporation,
1999 Broadway, Suite 4300, Denver, Colorado 80202.
                                                     Appendix
Annexed to this Proxy Statement as Appendix A is information with respect to compensation paid by NL to certain individuals who are executive officers of Tremont and information with respect to certain related party transactions involving NL.

TREMONT CORPORATION

Denver, ColoradoApril 16,
1997


                                               A p p e n d i x  A

                         NL Industries, Inc. Compensation and
Related Party Transactions
Summary of Cash and Certain Other Compensation of Executive
Officers Paid by NL
The Summary Compensation Table set forth below provides certain summary information concerning annual and long-term compensation paid or accrued by NL to, or on behalf of, each executive officer of Tremont listed under
  Executive  Compensation    in the Proxy Statement who is also
an executive officer of NL, for services rendered during the fiscal years ended December 31, 1994, 1995 and 1996.

            Summary Compensation Table





                          Long Term
        Compensation(1)



                 Awards



                                    Securities


Annual Compensation(1)


Underlying
                                             All Other


           Salary
                           Bonus(2)
                                                         Options

                          Compensation(5)
Name and Principal Position with NL
Year
($)
                   ($)
                                                   (#)

                              ($)
J. Landis Martin
1996
400,000
                       -0-
                                                  45,000

                           85,000
President and
1995
400,000
               600,000
                                                    -0-

                          94,000
Chief Executive Officer(3)
1994
400,000
               600,000
                                            195,000

                        9,000
Joseph S. Compofelice
1996
185,000
                       -0-
                                                  24,000

                           32,762
Vice President and
         1995
     185,000
                    277,500
                                                   30,000

                            39,042
Chief Financial Officer(4)
1994
166,856
               250,300
                                            125,000

                        9,950
(1) For the named executives listed, no awards of restricted stock or payouts under long-term incentive plans were made during 1996, 1995 or 1994. Therefore, columns for such compensation have been omitted.
(2) Represents amounts paid pursuant to the NL Variable Compensation Plan, formerly known as the Share in
Performance Incentive Plan (the  NL Variable Compensation Plan ).
(3) During 1996, 1995 and 1994, Mr. Martin also served as an executive officer of Tremont. In addition, Mr.
Martin has served as an executive officer of TIMET since 1987. He also served as an executive officer of Baroid until Baroid was acquired by Dresser in January 1994. Mr. Martin is expected to continue to serve as an executive officer of NL, Tremont and TIMET in 1997 and to be compensated directly by NL for services to NL and by TIMET for services to TIMET and Tremont. Mr. Martin is expected to continue to devote approximately one-half of his working time to his duties as President and Chief Executive Officer of NL. See Certain Relationships and Transactions.
(4) Mr. Compofelice commenced employment as an executive officer of NL and Tremont in February 1994, as an executive officer of Valhi in July 1994 and as an executive officer of TIMET in February 1996. He was compensated directly by NL and Tremont and/or TIMET for services to such companies in 1996, 1995 and 1994. NL was credited by
Valhi for the portion of Mr. Compofelice s salary earned for services attributable to Valhi in 1996, 1995 and
1994 against the amount otherwise payable by NL to Valhi pursuant to the intercorporate services agreement between NL and Valhi. See Certain Relationships and Transactions. Amounts paid in 1996, 1995 and 1994 by NL to
Mr. Compofelice that were credited by Valhi are included in the table above. Mr. Compofelice is expected to continue to serve as an executive officer of NL, Valhi, Tremont and TIMET in
1997, and to be compensated directly by NL for NL-related services and by TIMET for services to TIMET and
Tremont. NL expects that Valhi will continue to credit NL under the above- referenced intercorporate services agreement for the portion of Mr. Compofelice s salary for services attributable to Valhi in 1997. Mr. Compofelice is expected to continue to devote approximately forty percent of his working time to his duties as Vice President and Chief Financial Officer of NL.
(5) For 1996 represents (i) $1,512 of term life insurance premiums paid by the Company for the benefit of Mr.
Compofelice, and (ii) $85,000 and $31,250 accrued by the Company in an unfunded account for the benefit of Mr.
Martin and Mr. Compofelice, respectively, under the Supplemental Executive Retirement Plan for Executives and Officers of NL Industries, Inc. (the SERP ). For 1995 represents: (i) a contribution by the Company of $9,000 to the account of each of the named executive officers under the NL Savings Plan, (ii) $1,512 of term life insurance premiums paid by the Company for the benefit of Mr. Compofelice and (iii) $85,000 and $28,530 accrued by the
Company in unfunded accounts for the benefit of Messrs. Martin and Compofelice respectively, under the SERP. For
1994 represents: (i) a contribution by the Company of $9,000 to the account of each of the named executive officers under the NL Savings Plan, and (ii) $950 of term life insurance premiums paid by the Company for the benefit of Mr. Compofelice.
Stock Option Grants by NL
The following table provides information, with respect to the individual grants to the executive officers of
Tremont listed under Executive Compensation in the Proxy Statement, concerning the grant of options under the
Long  Term  Performance  Incentive  Plan  of  NL  (the    NL
Incentive Plan ) during fiscal year 1996. No stock appreciation rights ( NL SARs ) were granted under the NL Incentive Plan in 1996.
                                        Option Grants in Last
Fiscal Year



                                               Potential
Realizable

Number of                                             Percent of


                                                      Value at
Assumed Annual

Securities  Total Options


               Rate of Stock Price

Underlying                                             Granted to
                                                       Exercise
or

                                             Appreciation for
Option

 Options                                            Employees in
                                                       Base Price

    Expiration
                                              Term(3) ($)
          Name
Granted(1) (#) Fiscal Year  ($/share)(2)
                                                  Date

                 5%

10%
J. Landis Martin
15,000                                                     20.7%

14.25
                2/14/06
                                               134,425

                          340,661

15,000

  15.75

                                                          111,925

                                     318,161

15,000

  17.25


86,425
                                             295,661
Joseph S. Compofelice
8,000                                                   11.04%
                                                            14.25

         2/14/06
                                          71,693

                    181,686

8,000

 15.75

                                                           59,693

                                     169,686

8,000

 17.25

                                                           47,693

                                     157,686
(1) Grants of options to purchase shares of NL Common Stock ( NL Options ) under the NL Incentive Plan vest over five years from February 14, 1996, the date of grant, at a rate of 40% on the second anniversary of the date of grant, and 20% on each of the next three succeeding anniversary dates. The NL Options expire on the tenth anniversary date of the date of grant.
(2) Exercise price of $14.25 is equal to the mean of the high and low prices of the NL Common Stock on the New
York Stock Exchange Composite Tape on the date of grant; exercise prices of $15.75 and $17.25 are equal to the foregoing mean price on the date of grant plus $1.50 and $3.00, respectively.
(3) Pursuant to the rules of the Commission, these amounts reflect the calculations at assumed 5% and 10% appreciation rates. Such calculations are not intended to forecast future appreciation, if any, and do not necessarily reflect the actual value, if any, that may be realized. The actual value of such options, if any, would be realized only upon the exercise of such options and depends upon the future performance of the Common
Stock. No assurance can be made that the amounts reflected in these columns will be achieved. The potential realizable value was computed as the difference between the appreciated value (at the end of the ten-year term of the options) of the Common Stock into which the listed options are exercisable and the aggregate exercise price of such options. The appreciated value per share at the end of the ten-year term would be $23.21 and $36.96 at the assumed 5% and 10% rates, respectively.

Stock Option Exercises and Holdings for NL
The following table provides information with respect to the executive officers of Tremont listed under
 Executive Compensation in the Proxy Statement concerning the exercise of NL Options during the last fiscal year and the value of unexercised NL Options held as of December 31, 1996. No NL SARs have been granted under the NL
Incentive Plan.

   Aggregated Option Exercises in 1996 and 12/31/96 Option Values


Number of Securities     Value of

Underlying               Unexercised

Unexercisable             In-the-Money

Options at                  Options at
                          Shares
12/31/96                 12/31/96
                          Acquired
(#)                     ($)
                          on Exercise     Value Realized
(Exercisable/             (Exercisable/
Name                       (#)               ($)
Unexercisable)           Unexercisable)
J. Landis Martin           -0-              -0-
758,288/224,000          516,000/383,625
Joseph S. Compofelice      -0-              -0-
50,000/129,000           106,250/159,375
Pension Plan
The Retirement Plan of NL Industries, Inc. for its U.S. employees (the Pension Plan ) provides lifetime retirement benefits to eligible employees. In February 1996, the Company approved the suspension of all future accruals under the Pension Plan effective as of March 31, 1996 (the Suspension Date ). Salaried employees, who were at least 21 years of age became eligible to participate in the Pension Plan if they completed at least five months of service (as defined in the Pension Plan) in a specified twelve-month period prior to the Suspension
Date. Annually, prior to the Suspension Date, the Board established, in its discretion, the amount of an employee s annual pension benefit for the year based primarily on the employee s total eligible earnings for that year and the Company s financial performance in relationship to its annual operating plan for the previous year.
To the extent that the minimum, target, or maximum level of operating income performance were achieved, the employee earned an annual benefit equal to 1%, 2% or 3%, respectively, of such employee s total base salary and bonus, up to the limits set forth in the Internal Revenue Code. Such pension benefits are payable upon retirement and attainment of ages specified in the Pension Plan. The Pension Plan covers Messrs. Martin and Compofelice. No amounts were paid or distributed to Messrs. Martin and Compofelice in 1996. The estimated accrued annual benefits payable upon retirement at normal retirement age for Messrs. Martin and Compofelice are $50,239 and $9,293, respectively.
NL Employment Agreements
Mr. Martin has entered into an executive severance agreement with NL which, as amended, provides that he may be terminated at any time by action of the Board of Directors. NL and Mr. Martin have amended the executive severance agreement originally entered into in December 1991 to provide that the following payments shall be made to Mr. Martin in the event Mr. Martin is terminated by NL without cause (as defined in the agreement) or Mr.
Martin terminates his employment with NL for good reason (as defined in the agreement): (i) two times Mr.
Martin s annual base salary plus target bonus (which shall not be less than the amount of his annual salary);
(ii) accrued salary and bonus through the date of termination; and (iii) certain other benefits. The amended agreement provides that it shall be in effect through December 31, 2000.
In connection with the commencement of Mr. Compofelice s employment with NL in February 1994, the NL Management Development and Compensation Committee approved the terms of an executive severance agreement with Mr.
Compofelice which have since been incorporated into an executive severance agreement which provides that Mr.
Compofelice may be terminated at any time by action of the Board of Directors. The executive severance agreement also provides that the following payments shall be made to Mr. Compofelice in the event Mr. Compofelice is terminated by NL without cause (as defined in the agreement) or Mr. Compofelice terminates his employment with NL for good reason (as defined in the agreement): (i) the greater of two times Mr. Compofelice s annual base salary plus target bonus (which shall not be less than the amount of his annual salary) or Mr. Compofelice s actual salary and bonus for the two years prior to termination;
(ii) accrued salary and bonus through the date of termination; (iii) an amount in cash or Common Stock equal to the fair market value of outstanding stock options granted to Mr. Compofelice in excess of the exercise price and unvested restricted stock grants; (iv) an amount equal to unvested Company contributions together with an amount equal to NL s matching contributions to Mr.
Compofelice s account under the Savings Plan for a period of two years; (v) an amount equal to the vested and unvested portions of Mr. Compofelice s account under the SERP; and certain other benefits. This agreement is automatically extended for a one-year term commencing each January 1, unless NL and Mr. Compofelice agree otherwise in writing.
Certain Relationships and Transactions
Intercorporate Services Agreements
NL and Contran are parties to an intercorporate services agreement (the NL Contran ISA ) whereby Contran makes available to NL the services of Harold C. Simmons to consult with NL and assist in the development and implementation of NL s strategic plans and objectives.
The services do not include major corporation acquisitions, divestitures and other special projects outside the scope of NL s business as it has been conducted in the past. NL paid Contran approximately $400,000 in 1996 for services pursuant to the NL Contran ISA and expects to pay approximately the same amount in 1997 for such services. The NL Contran ISA is subject to termination or renewal by mutual agreement and may be terminated by either party pursuant to a written notice delivered 30 days prior to a quarter-end. NL will continue to pay directors fees and expenses separately to Harold C. Simmons.
NL and Valhi are parties to an intercorporate services agreement (the Valhi ISA ) whereby Valhi renders certain management, financial and administrative services to NL and NL makes the services of Joseph S. Compofelice and NL s internal audit personnel available to Valhi. In addition in 1996, NL provided to Valhi certain insurance and risk management services. Mr. Compofelice serves as an executive officer of Valhi. NL expects to receive net fees of approximately $30,000 from Valhi pursuant to the Valhi ISA during
1996 after receiving credit for the amount owed by Valhi to NL for the portion of Mr. Compofelice s salary earned in 1995 and 1996 for services attributable to Valhi and for certain internal audit services provided to Valhi in 1995. NL expects to receive a higher net amount for services in 1997. The Valhi ISA is subject to termination or renewal by mutual agreement and may be terminated by either party pursuant to a written notice delivered 30 days prior to a quarter-end.

Tremont Corporation
1999 Broadway, Suite 4300
Denver, Colorado 80202

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
May 6, 1997

The undersigned hereby appoints Robert E. Musgraves and Joseph S. Compofelice, and each of them, proxy and attorney-in-fact for the undersigned, with full poser of substitution, to vote on behalf of the undersigned at the 1997 Annual Meeting of Stockholders (the "Meeting") of Tremont Corporation, a Delaware corporation
("Tremont"), to be held at the offices of Contran Corporation, 5430 LBJ Freeway, Suite 1700, Dallas, Texas on
Tuesday May 6, 1997, at 1:00 p.m. (local time), and at any adjournment or postponement of said Meeting, all of the shares of Common Stock ($1.00 par value) of Tremont standing in the name of the undersigned or which the undersigned may be entitled to vote on the matters described on the reverse side of this card.

THIS  PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
TREMONT CORPORATION.  PLEASE COMPLETE, SIGN, DATE
AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                             (Continued and to be
signed on the reverse side)     SEE REVERSE SIDE


/X/ Please mark your votes as in this example.

This proxy, if properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR all nominees named in Item 1 below.

The Board of Directors recommends a vote FOR the proposal below.

1.  Election of Seven Directors FOR ALL


                                                WITHHELD AS TO
ALL




                                              (except as marked
below)





                                                                /
  /





/    /

Vote withheld as to the following nominee(s):

                                                       Nominees







    S u s an      E.
 Susan E. Alderton, Richard J.Boushka, J. Landis Martin, Glenn R.
Simmons,
 Harold C.  Simmons, General Thomas P. Stafford, and Avy H.
Stein.
_____________________________________



2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournment of postponement thereof; hereby revoking any proxy or proxies heretofore given by the undersigned.



Please sign exactly as your name appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name and sign authorized officer s name and title.
If a partnership, please sign in partnership name and sign authorized person s name and title.

The undersigned hereby revokes all proxies heretofore given by the undersigned to vote at such meeting and any adjournment or postponements thereof.


________________________________

________________________________
SIGNATURE(S)                    DATE